SCHEDULE 14A  (RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT  SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES  EXCHANGE ACT OF 1934

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(Name of Registrant as Specified in its Charter)
AMERICAN PENSION INVESTORS TRUST

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NOTICE OF SPECIAL MEETING
of the
CLASS A SHAREHOLDERS OF THE
API EFFICIENT FRONTIER INCOME FUND

2303 Yorktown Avenue
Lynchburg, VA  24501
Toll Free 800-544-6060

American Pension Investors Trust (the “Trust”) is holding a special meeting (the “Special Meeting”) of the Class A shareholders of the API Efficient Frontier Income Fund (the “Fund”) on Friday, January 22, 2010 at 10:00 AM, Eastern Standard Time.  The Special Meeting will be held at the offices of the Trust’s Transfer Agent, Unified Fund Services, Inc., located at 2960 Meridian Road, Suite 300, Indianapolis, IN, 46208.

The Trust is a Massachusetts business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company.  The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of six funds to the public.  The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees.

The API Efficient Frontier Income Fund (the “Fund”), which is the subject of this Special Meeting, offers Class A shares, which are sold to the public with a front-end sales charge, and Class C shares, which are sold with a contingent deferred sales charge and an ongoing distribution and servicing (12b-1) fee.

This Special Meeting is only for the holders of Class A shares of the Fund.

There is only one item for consideration at the Special Meeting.  You and your fellow  shareholders are being asked to approve a Plan of Distribution Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A Shares of the Fund.

You may vote at the Special Meeting if you are the record owner of Class A shares of the Fund as of the close of business on November 30, 2009.  If you attend the Special Meeting, you may vote your Class A shares in person.  If you expect to attend the Special Meeting, please call the Trust at 1-800-544-6060 to inform them.

Your vote on this proposal is very important.    If you own Class A Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts.  You will need to fill out each proxy card in order to vote the Class A shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope.  You may also return your completed proxy card by faxing it to the Trust at 317-266-8756.  PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

David D. Basten
Chairman

December 17, 2009

AMERICAN PENSION INVESTORS TRUST

SPECIAL MEETING OF THE CLASS A SHAREHOLDERS
OF THE
API EFFICIENT FRONTIER INCOME FUND

TO BE HELD ON JANUARY 22, 2010

PROXY STATEMENT
Dated December 21, 2009

Introduction

The Board of Trustees (the “Board”) of the American Pension Investors Trust (the “Trust”) has voted to call a Special Meeting (the “Special Meeting”) of the Class A shareholders of the API Efficient Frontier Income Fund (the “Fund”), in order to seek their approval of one proposal relating to the Fund.  The Special Meeting will be held at the offices of the Trust's Transfer Agent, Unified Fund Services, Inc. (“Unified”), at 10:00 a.m., Eastern Time, on Friday, January 22, 2009.  If you expect to attend the Special Meeting in person, please call the Trust at 1-800-544-6060 to inform them of your intention.  This Proxy was first mailed to eligible shareholders on or about December 22, 2009.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

(a)	Approval of a Plan of Distribution Pursuant to Rule 12b-1 for the Class A shares of the Fund; and
(b)	Such other business as may properly come before the Class A shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any Class A shares of the Fund as of the close of business on November 30, 2009 (the “Record Date”), then you are eligible to vote at the Special Meeting.  As of the Record Date, the Fund had a total of 814,201.861 Class A shares issued and outstanding.  Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided.  The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting.  Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Matthew Miller and John Swhear as proxies, and their names appear on your proxy card(s).  By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting.  If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy.  If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with the Board's recommendation.  At the time this proxy statement was printed, the Board was not aware of any other matter to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing that you have revoked your proxy prior to the Special Meeting.  The Trust’s Secretary is Mr. David M. Basten and he may be reached at the following address:  2303 Yorktown Avenue, Lynchburg, VA  24501.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares as of the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting.  The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders.  For this Special Meeting, 407,101.931 (50% + 1) eligible Class A shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you.  If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes.  Broker non-votes and abstentions count as present for purposes of establishing a quorum, and will be treated as votes cast against the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the Class A shares of the Fund entitled to vote, as of the Record Date, is required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a)  the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b)  the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Broker non-votes will have the effect of votes cast “Against” the Proposal.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes.  If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

For purposes of voting to adjourn the Special Meeting, the persons named as proxies will vote those proxies received that vote in favor of the Proposal in favor of the adjournment and will vote proxies that voted against the Proposal against adjournment.  Broker non-votes will have the effect of votes cast against the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting.  Certain employees of Yorktown Management & Research Company, Investment Adviser to the Fund (the “Adviser”), or their designees, may be conducting proxy solicitations.  The Adviser will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-544-6060 with any questions you may have relating to this proxy statement.   Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated May 31, 2009.  Simply call the Trust to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

Proposal # 1.	Approval of a New Plan of Distribution Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on Behalf of the Class A Shares of the API Efficient Frontier Income Fund.

Background

The API Efficient Frontier Income Fund (the Fund”) invests in securities, derivatives and other financial instruments that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund may invest in debt securities, including U.S. Government securities and corporate bonds; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; Index Securities; Enhanced Index Products; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; options, futures, forward contracts, swaps, caps, floors, collars, indexed securities, and other derivatives; currencies, including currency related derivatives; and other instruments.

Yorktown Management and Research Company, Inc. (the “Adviser”), located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as the Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to the Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. In addition, Messrs. David D. Basten and David M. Basten serve as portfolio managers to the Fund and are responsible for the day-to-day management of the Fund’s portfolio. Mr. David D. Basten is the Fund’s lead portfolio manager and has served in that capacity since commencement of the Fund’ operations. Mr. David D. Basten is President and Director of the Adviser, partner of The Rivermont Company and partner of Downtown Enterprises. Mr. David D. Basten has also served as President and Director of Yorktown Distributors, Inc. Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst. The Fund's Statement of Additional Information (“SAI”) provides additional information about compensation, ownership of securities in the Fund and other accounts managed by the Messrs. Basten.  To request a copy of the current SAI or copies of the Funds’ most recent Annual and Semi-annual Reports, without charge, please contact us:

By Mail:               API Funds
                              2303 Yorktown Avenue
                               Lynchburg, Virginia 24501

By Telephone:     (800) 544-6060

By Internet:         www.apitrust.com

For its services, the Adviser receives a monthly fee from the Fund, calculated at an annual rate of the average daily net assets for the Fund. For the fiscal year ended May 31, 2009, the Fund paid a fee of 0.40% to the Adviser as a percentage of the Fund’s average daily net assets.

Pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), the Adviser also acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, the Adviser maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business. For its services as accounting agent, the Adviser receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, and a minimum fee plus out-of-pocket expenses. For information, see “Other Service Providers” in the SAI.

The Fund's Current Expense Structure

Like all the other Funds in the Trust, the Fund pays for a number of service providers to provide necessary services to the Fund and its shareholders.  The Fund's expenses for its Class A shares, as set forth in the Fund's audited financial statements as of May 31, 2009, are as follows:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee (1)	0.40%
Distribution (12b-1) and Servicing Fee (2)	None
Acquired Fund (Underlying Fund) Fees and Expenses (3)	0.75%
Other Expenses (4)	1.48%
Total Annual Fund Operating Expenses (5)	2.63%

(1)	“Management Fee” is the fee paid to the Adviser to manage the investments of the Fund.
(2)	The Fund's Class A shares currently do not charge Distribution (12b-1) and Servicing Fees.
(3)
“Acquired Fund (Underlying Fund) Fees and Expenses” include the fees and expenses the Fund incurs indirectly as a result of investment in shares of one or more affiliated mutual funds. Although the Fund is not expected to incur any Underlying Fund expenses directly, each Fund’s shareholders indirectly bear the expenses of the Underlying Funds in which the Funds invest. This figure includes certain transaction costs (i.e., purchase and redemption fees), if any, imposed on a Fund by an Underlying Fund, but does not include brokerage commissions paid in connection with the purchase of shares of Underlying Funds.

(4)	“Other Expenses” include custody and transfer agency fees, legal and audit expenses, trustee compensation, registration fees and shareholder servicing fees.
(5)
“Total Annual Fund Operating Expenses” are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 2009 as set forth in the Fund's Financial Highlights table contained in the Fund's audited financial statements.  “Acquired Fund (Underlying Fund) Fees and Expenses” do not appear in the financial highlights section of the Fund's financial statements because they are not direct expenses of the Fund.

The Purpose of Distribution (12b-1) and Servicing Fees

Like all open-end mutual funds, the Fund is subject to a number of laws and regulations, most notably the Investment Company Act of 1940 (the “1940 Act”) and its accompanying rules.  Section 12(b) of the 1940 Act generally prohibits mutual funds from charging fees against the assets of the Fund for the purpose of paying for activities which are considered to be “distribution activities”.

However, there is a significant exception to the general prohibition.  Rule 12b-1 under the 1940 Act (the “Rule”) allows a fund to charge a fee against the assets of the Fund for activities that are primarily intended to result in sales of shares of the Fund.  In order for a fund to rely on the Rule and charge such fees, the fee structure must be contained within a written plan, the plan must have been approved by the Fund's Board of Trustees, including the separate concurrence of the Trust's Independent Trustees, and the plan must have been approved by the Fund's shareholders that are subject to the Plan.  The written plan itself is subject to a number of requirements. These types of fee arrangements have come to be known as “12b-1 Plans”, and will be referred to in that way in the rest of this proxy statement.

The purpose of a 12b-1Plan is to provide a source of money that can be used to pay various persons to sell and/or service shares of the fund.  These payments take many forms, but the most common are payments to brokers and dealers that sell and service fund shares, and payments to what are known as fund “supermarket platforms” such as Charles Schwab, TD Ameritrade, Fidelity, etc. in order for the fund to be offered to the clients of such entities.  Fund supermarket platforms charge a fund to be offered on their platforms.  Those fees can range from 0.25% of the average daily fund assets owned by the supermarket platform's clients, all the way to 0.45% of the average daily fund assets owned by the supermarket platform's clients.  12b-1 fees are often used to pay some or all of a particular supermarket platform's charges.

The Fund's Class A shares do not currently have a 12b-1 Plan.

The New 12b-1 Plan for the Fund's Class A Shares

As discussed above, the Fund does not currently have a 12b-1 Plan in place for its Class A shares.  Accordingly, all marketing, distribution and sales expenses of the Fund are being paid for by the Fund's Adviser.  The Adviser currently earns a fee of 0.40% of the average daily net assets of the Fund's Class A shares.  Under the Fund's current expense structure, should the Fund's Class A shares be offered on the various  supermarket platforms discussed above, the fees charged by those platforms would have to be paid by the Adviser.  For certain of those supermarket platforms, their fees would be in excess of the fee earned by the Adviser for managing the Fund.  As a result, the more shares sold on their platforms, the more money would be lost by the Adviser.  As the saying goes, “you don't make that up on volume.”

As a result of the lack of money available to have the Fund's Class A shares offered on supermarket platforms, the Fund has been unable to justify offering its shares there.  Supermarket platforms have become a major avenue of Fund distribution, and the Fund's economic inability to gain access to those distribution channels has had an adverse impact on the Fund.

To remedy the current situation, Fund management has proposed that a new 12b-1 Plan be implemented for the Class A shares of the Fund.  This proposal would be effected by amending the Trust's Plan of Distribution to include the Fund's Class A shares.  A copy of the 12b-1 Plan is attached to this Proxy as Exhibit A.  Under the new 12b-1 Plan, an ongoing fee of up to 0.75% of the average daily net assets of the Class A shares of the Fund could be accrued and paid in order to provide revenue that would be used to pay for activities, including supermarket platform fees, whose primary purpose would be to result in sales of Class A shares of the Fund.   These fees would be accrued daily and paid monthly to the Fund's Principal Underwriter, who would then allocate the fees to selling brokers, dealers, supermarket platforms, the Adviser and others that provide eligible services to the Fund's Class A shares.

Expense Limitation and Recapture Agreement

Currently, the Adviser does not have an agreement in place with the Fund wherein the Adviser would waive its fees and/or reimburse the Fund for certain expenses in order for the Fund to maintain a targeted expense ratio.  As part of its proposal to the Board to implement the 12b-1 Plan, the Adviser has agreed to enter into an Expense Limitation and Recapture Agreement (the “Expense Limitation and Recapture Agreement”) wherein the Adviser will be contractually obligated to waive its Management Fees and/or reimburse certain direct expenses of the Fund in order to maintain the Fund's Class A Total Net Operating Expenses at not greater than 1.75%.

The Expense Limitation and Recapture Agreement imposes a contractual duty on the Adviser to waive its management fees and/or make direct money contributions to the Fund to offset direct “Other Expenses” of the Fund in order to assure that the Fund maintain a Total Net Annual Operating Expense Ratio of not greater than 1.75%.  There are several significant exclusions from the Adviser's contribution obligations that you need to be aware of.  First, the indirect expenses of “Acquired Fund (Underlying Fund) Fees and Expenses” are not subject to the Expense Limitation and Recapture Agreement.  These fees are indirect fees and are not directly borne by the Fund.  Accordingly, these types of fees fall outside the scope of the Adviser's Expense support obligations.  The Adviser is also not obligated to reimburse brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

The Expense Limitation and Recapture Agreement also allows the Adviser to recoup in future years waivers and/or contributions made in prior years.  The Adviser may recoup those contributions for a period of 36 months after the contributions were made, but only if the recoupment does not cause the Fund's Net Total Annual Fund Expense ratio to exceed 1.75%, before excluded expenses.

The Expense Limitation and Recapture Agreement may only be terminated by the Fund's Board of Trustees, and if it is terminated, any expenses waived or contributed by the Adviser that have not yet been recouped by the Adviser are waived and may not be recouped by the Adviser.  A copy of the proposed Expense Limitation and Recapture Agreement is attached to this proxy statement as Exhibit C.

Financial Effect on the Fund

A copy of the Fund's Class A expense structure appears below.  It consists of two sections which compare the Fund's current expense structure to its expense structure if the new 12b-1 Plan is approved.  The line item, “Acquired Fund (Underlying Fund) Fees and Expenses” has been relocated in the below example to more easily demonstrate the effect of expense limitation contributions by the Adviser on direct Fund expenses.  It also more easily demonstrates that these indirect expenses can cause the Fund to experience Total Annual Fund Operating Expenses in excess of 1.75% even after the Adviser's expense limitation contributions.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Current	Proposed
Management Fee (1)	0.40%	0.40%
Distribution (12b-1) and Servicing Fee (2)	None	0.75%
Other Expenses (3)	1.48%	1.48%
Gross Total Annual Fund Operating Expenses (before expense offsets by Adviser)	1.88%	2.63%
Expense Limitation Offsets by Adviser	None	0.88%
Total Annual Fund Operating Expenses (after expense limitation offsets by Adviser)	1.88%	1.75%
“Acquired Fund (Underlying Fund) Fees and Expenses” (4)	0.75%	0.75%
Net Total Annual Fund Operating Expenses	2.63%	2.50%

(1)	“Management Fee” is the fee paid to the Adviser to manage the investments of the Fund. This will be unchanged from the current structure.

(2)	The Fund's Class A shares currently do not charge Distribution (12b-1) and Servicing Fees. In the “Proposed” category, the full fee of 0.75% is shown for demonstration purposes.

(3)	For purposes of this example, “Other Expenses” are the same under the current and proposed scenarios.

(4)	“Acquired Fund (Underlying Fund) Fees and Expenses” in the above example are taken from the Fund's annual report dated May 31, 2009 and are not necessarily indicative of future expenses.

The following example is intended to help you compare the cost of investing in the Fund versus the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year.  The example does not include the imposition of any front-end sales charges.  Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

	One Year		Three Years		Five Years		Ten Years
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Class A	$251	$239	$770	$734	$1,315	$1,254	$2,793	$2,673

If you did not redeem your shares, your costs would be the same.

As demonstrated above, although the imposition of the new 12b-1 Plan will result in greater Gross Total Annual Expenses for the Fund's Class A shares, the concurrent agreement of the Adviser to enter into a contractual Expense Limitation and Recapture Agreement will result in Fund expenses actually declining from their current levels.  A copy of the proposed Expense Limitation and Recapture Agreement is attached to this proxy as Exhibit C.

The Adviser has agreed to enter into the Expense Limitation and Recapture Agreement because it believes that the additional distribution avenues that will open up to the Fund as a result of the availability of 12b-1 money, and the resulting inflows of new fund assets, will cause “Other Expenses” to decline to such an extent that it more than offsets the additional 12b-1 expense.  The Adviser believes this because of the manner in which “Other Expenses” are incurred.

“Other Expenses” include custody and transfer agency fees, legal and audit expenses, trustee compensation, registration fees and shareholder servicing fees. These fees are generally fixed fees, so they are spread across the Fund on a pro rata basis, meaning that each share of the Fund bears its proportionate burden of these expenses.  If the Fund has just a few shares, each share is responsible for a large percentage of the expenses.  If the Fund has a great many shares, the burden of these expenses is shared across a far larger base, and the relative impact of the expenses is significantly reduced.

The Adviser believes that if the new 12b-1 Plan is approved and implemented, and the Fund's Class A shares are then offered on the broker platforms, Fund sales will increase significantly due to the popularity of platforms as a medium of fund distribution and the ease of use of such platforms to effect fund purchases.  Additionally, the Adviser has conducted a number of inquiries of financial professionals that might be inclined to offer the Fund to their clients, and the overwhelming majority of respondents have indicated that the availability of the Fund's shares on certain platforms would be a key ingredient in their decision to purchase Fund shares for their clients.  Accordingly, the Adviser firmly believes that the Fund will enjoy increased subscriptions if the new 12b-1 Plan is adopted and the shares are offered on broker platforms.

Based on the above-described assumptions and beliefs, the Adviser was willing to support the expenses of the Fund and to bear the short term additional cost burdens to the Class A shares in order to allow the Fund to have the opportunity to grow.

Board Considerations

On October 14, 2009, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new 12b-1 Plan and related Expense Limitation and Recapture Agreement, and after full deliberation, agreed to approve both items and to recommend that the Fund's Class A shareholders approve the 12b-1 Plan.

During its deliberations, the Board reviewed the proposed 12b-1 Plan, the proposed Expense Limitation and Recapture Agreement, and the reasoning of Fund management as summarized throughout this proxy.  The Board deliberated amongst itself and sought the advice of outside legal counsel and the Trust's Chief Compliance Officer.

Based on its review of the 12b-1 Plan, the Expense Limitation and Recapture Agreement, the reasoning of management as to the need and enhanced opportunities to distribute shares of the Fund, the reasonable likelihood of increased share sales and other related factors, the Board, with the independent Trustees separately concurring, unanimously voted to approve the new 12b-1 Plan and the Expense Limitation and Recapture Agreement and to recommend that the Fund's Class A shareholders approve the new 12b-1 Plan.

Messrs. David D. and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider whether other other alternatives are available to the Fund that may assist the Fund to increase subscriptions of Fund shares.  The Trustees are unaware of any viable alternative at this time.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

OTHER INFORMATION

UNDERWRITER

Unified Financial Securities, Inc. (“UFS”) 2960 Meridian Road, Suite 300, Indianapolis, PA, 46208, serves as principal underwriter to the Trust’s shares.  UFS is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

UFS is compensated by the Trust for its distribution services pursuant to a written agreement between UFS and the Trust.  Additionally, UFS generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain certain portions of fees paid by the Fund pursuant to the new 12b-1 Plan of Distribution.  With respect to Class A shares, UFS may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion.  A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law.  With respect to both Class A and Class C shares, UFS may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Unified Fund Services, Inc., 2960 Meridian Road, Suite 300, Indianapolis, PA 46208, provides administrative and transfer agent services to the Fund pursuant to a written agreement with the Trust.

Yorktown Management & Research Company, Inc., 2303 Yorktown Avenue, Lynchburg, VA,  provides fund accounting agent services to the Fund pursuant to a written agreement with the Trust.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

The Trust is not aware of any outstanding shareholder proposal, and as of the date of this proxy statement, no shareholder proposals have been delivered to the Trust for consideration.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for the Fund and the Trust are incorporated herein by reference to the Trust’s audited annual financial report, dated May 31, 2009.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING CLASS A SHARES

As of November 30, 2009

Total
814,201.861

HOLDERS OF MORE THAN
5% OF THE FUND'S SHARES
As of November 30, 2009

Name & Address of Shareholder	No. of Shares	% of Total Class A Fund Shares
Brown Brothers Harriman FBO Client Accounts 525 Washington Blvd. Jersey City, NJ 07310	91,724.7190	11.27%

Officer/Trustee Ownership of Fund Shares
As of November 30, 2009
Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
David D. Basten	Over $100,000 (Growth Fund) Over $100,000 (Capital Income Fund) Over $100,000 (Value Fund) Over $100,000 (Multiple Index Fund) $1-$10,000 (Income Fund)	Over $100,000
David M. Basten	Over $100,000 (Growth Fund) Over $100,000 (Capital Income Fund) Over $100,000 (Value Fund) Over $100,000 (Multiple Index Fund) $1-$10,000 (Income Fund)	Over $100,000
Mark A Borel	$1-$10,000 (Growth Fund) $1-$10,000 (Capital Income Fund) $1-$10,000 (Value Fund) $1-$10,000 (Multiple Index Fund)	$10,001-$50,000
Stephen B. Cox	$10,001-$50,000 (Growth Fund) $10,001-$50,000 (Value Fund) $10,001-$50,000 (Multiple Index Fund)	$50,001-$100,000
G. Edgar Dawson, III	$1-$10,000 (Growth Fund) $1-$10,000 (Capital Income Fund)	$10,001-$50,000
Wayne C. Johnson	$1-$10,000 (Growth Fund) 1-$10,000 (Capital Income Fund) $1-$10,000 (Value Fund) $1-$10,000 (Multiple Index Fund) $1-$10,000 (Income Fund)	$1-$10,000

EXHIBIT B
FORM OF 12B-1 PLAN OF DISTRIBUTION

AMERICAN PENSION INVESTORS TRUST
AMENDED AND RESTATED PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1 UNDER
THE INVESTMENT COMPANY ACT OF 1940

WHEREAS, American Pension Investors Trust (“Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and offers for public sale distinct Fund of shares of beneficial interest, each corresponding to a distinct portfolio; and

WHEREAS, the Trust’s Board of Trustees (“Board”) has established the series and classes of such series as listed on Schedule A (each a “Fund” and collectively, the “Funds”) as series and classes of shares of beneficial interest in the Trust; and

WHEREAS, the Trust has entered into a Distribution Agreement (“Distribution Agreement”) with Unified Financial Services, Inc. (“Distributor”) pursuant to which the Distributor has agreed to serve as distributor of the Funds’ shares;

WHEREAS, the Trust has entered into investment advisory and administrative services agreements with Yorktown Management & Research Company, Inc. (the “Adviser”);

NOW, THEREFORE, the Trust hereby adopts this amended and restated Plan with respect to such Funds in accordance with Rule 12b-1 under the 1940 Act.

1.
A.         Each respective Fund is authorized to pay to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets (“Firms”), the Adviser and/or the Distributor, as compensation for service activities with respect to such classes of such Fund and its shareholders, a fee at the annual rate listed on Appendix A.

B.         Each respective Fund is authorized to pay to Firms and/or the Distributor, as compensation for distribution activities with respect to such classes of such Fund, a fee at the annual rate listed on Appendix A.

C.         The amount of the fees specified in this Paragraph of the Plan shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

D.         Each class of each Fund may pay a fee to Firms and/or the Distributor for service activities or distribution activities at a lesser rate than the fees specified in this Paragraph of this Plan, in each case as agreed upon by the Board and Firms and/or the Distributor, and as approved in the manner specified in Paragraph 3 of this Plan.

2.
Firms and/or the Distributor may spend such amounts as they deem appropriate on any activities or expenses primarily intended to result in the sale of the Funds’ shares or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees; compensation to and expenses, including overhead and telephone and other communication expenses, of Firms and/or the Distributor, and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Firms or the Distributor and associated by Firms or the Distributor to efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

3.
This Plan shall take effect with respect to classes of shares of each Fund on the date set forth below, together with any related agreements, provided that it shall not take effect with respect to any Fund unless it has been approved by votes of a majority of both (a) the Board and (b) those Trustees of the Trust who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto (“Independent Trustees”), cast in person at a meeting (or meetings) called for the purpose of voting on such approval; and until the Trustees who approve the Plan’s taking effect with respect to such Fund have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

4.
After approval of this Plan with respect to classes of shares of a Fund as set forth in Paragraph 3, this Plan shall take effect and continue in full force and effect with respect to such classes of shares of such Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 3.

5.
The Adviser or the Distributor shall provide to the Board, and the Board shall review, at least quarterly, a written report of the amounts expended with respect to each Fund by Firms and the Distributor under this Plan and the Distribution Agreement and the purposes for which such expenditures were made.

6.
For purposes of this Plan, “distribution activities” shall mean any activities in connection with the Distributor’s performance of its obligations under this Plan or the Distribution Agreement that are not deemed “service activities.” “Service activities” shall mean activities covered by the definition of “service fee” contained in amendments to Section 26(b), Article III of the National Association of Securities Dealers, Inc.’s Rules of Fair Practice that became effective July 7, 1993 or any subsequent amendments to such definition.

7.
This Plan may be terminated with respect to any Fund or class of shares of such Fund at any time by vote of a majority of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that Fund.

8.
This Plan may not be amended to increase materially the amount of fees provided for in Paragraph 1 hereof with respect to a class of shares of a Fund unless such amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan shall be made unless approved by the Board and the Independent Trustees in the manner provided for annual approval and renewal in Paragraph 3 hereof.

9.
The amount of the fees payable by any class of shares of a Fund to the Distributor under Paragraph 1 hereof and the Distribution Agreement is not related directly to expenses incurred by the Distributor on behalf of such class of shares of such Fund in serving as distributor, and Paragraph 2 hereof and the Distribution Agreement do not obligate a class of shares of a Fund to reimburse the Distributor for such expenses. The fees set forth in Paragraph 1 hereof will be paid by a class of shares of a Fund to the Distributor unless and until either the Plan or the Distribution Agreement is terminated or not renewed. If either the Plan or the Distribution Agreement is terminated or not renewed with respect to a class of shares of a Fund, any expenses for service and distribution activities incurred by the Distributor on behalf of such class of shares of a Fund in excess of payments of the fees specified in Paragraph 1 hereof and the Distribution Agreement which the Distributor has received or accrued through the termination date are the sole responsibility and liability of the Distributor, and are not obligations of a Fund.

10.
While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

11.	As used in this Plan, the terms “majority of the outstanding voting securities” and “interested person” shall have the same meaning as those terms in the 1940 Act.

12.
The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

13.
The obligations of the Trust under this Plan shall not be binding upon the Trustees of the Trust or the shareholders of any Fund individually, but shall bind only the Trust. The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or any Fund under this Plan, and Firms, the Distributor or any other person, in asserting any rights or claims under this Plan shall look only to the assets and property of the Trust or such Fund in settlement of such right or claim, and not to such Trustees or shareholders.

Date: July 1, 2004
Amended and Restated: October 14, 2009

APPENDIX A
to the
AMENDED AND RESTATED PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1 UNDER
THE INVESTMENT COMPANY ACT OF 1940
Fee Schedule
Fee, as a % of Average Daily Net Assets of Each Fund

Funds of the Trust	Distribution Activities	Service Activities	Total Fee
Primary Class Shares
API Efficient Frontier Growth Fund – Primary Class Shares	0.75%	0.25%	1.00%
API Efficient Frontier Capital Income Fund – Primary Class Shares	0.75%	0.25%	1.00%
API Efficient Frontier Multiple Index Fund – Primary Class Shares	0.75%	0.25%	1.00%
API Efficient Frontier Income Fund – Primary Class Shares	0.75%	0.25%	1.00%
API Efficient Frontier Value Fund – Primary Class Shares	0.65%	0.25%	0.90%

D Class Shares
API Efficient Frontier Capital Income Fund – D Class Shares	0.25%	0.25%	0.50%

A Class Shares
API Efficient Frontier Income Fund- A Class Shares*	0.50%	0.25%	0.75%

Date: October 14, 2009

*  Subject to Shareholder Approval

EXHIBIT C
FORM OF
EXPENSE LIMITATION AND RECAPTURE AGREEMENT

THIS AGREEMENT is entered into as of this ____ day of _________, 2010 by and between American Pension Investors Trust, and Yorktown Management & Research Company, Inc., each with its principal place of business at 2303 Yorktown Avenue, Lynchburg, VA  24501.

WHEREAS, American Pension Investors Trust (the “Trust”) is a business trust organized under the laws of the state of Massachusetts and registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to offer an indefinite number of series of shares (each a “Fund” and together the “Funds”) and to further divide such Funds into various classes; and

WHEREAS, with respect to this Agreement, the Trust currently offers the Funds and share classes thereof listed on Schedule 1 to this Agreement, as such schedule may be amended from time to time by agreement of the parties; and

WHEREAS, Yorkshire Management & Research Company, Inc. (the “Advisor”) is a corporation organized under the laws of the State of Maryland and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Advisor serves as investment advisor to each Fund listed on Schedule 1 to this Agreement pursuant to a written agreement for such services; and

WHEREAS, pursuant to the terms of this Agreement, the Advisor has contractually agreed to waive some or all of its investment advisory fees and/or reimburse the Fund(s) for certain ongoing expenses in order to assist the Funds to maintain targeted overall expense ratios; and

WHEREAS, the Trust and Advisor further agree to enter into an agreement whereby the Advisor may be afforded the opportunity to recover in future periods waived fees and/or reimbursed expenses paid or foregone by the Advisor on behalf of one or more Funds.

NOW THEREFORE, the parties to this Agreement, for good and adequate consideration, the receipt and sufficiency of which is acknowledged by each, and intending to be legally bound thereby, agree as follows:

1.
Advisor shall waive such portion of its investment advisory fee with respect to one or more Funds, and/or shall pay or reimburse certain expenses of one or more Funds, at all times now or in the future, in order to assure that the Total Net Annual Fund Operating Expense ratios of such Funds and share classes thereof shall not exceed the limitations set forth on Schedule 1 to this Agreement.  Total Net Annual Fund Operating Expenses consist of Management Fees, Servicing and Distribution (12b-1) Fees, and Other Expenses, all as set forth and defined in the applicable Fund's Fee Table contained in the current prospectus, but do not include “Acquired Fund (Underlying Fund) Fees and Expenses” or expenses defined below.

2.
Total Net Annual Fund Operating Expense Ratios shall not include, and Adviser shall not be required to reimburse any Fund or share class thereof for brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses, or the imputed indirect cost to Fund shareholders of acquired funds owned incurred by a Fund.

3.
Whenever the Advisor waives a portion of its investment advisory fee and/or reimburses or pays an expense of one or more Funds (hereinafter referred to as an “Expense Support”) during a month, the Advisor will keep a record of such Expense Support and shall report the same to the Trust’s Fund Accounting Agent.  The Fund Accounting Agent will maintain separate records of such Expense Reports.  For a period of thirty-six (36) months, beginning on the first day of the month following the month in which the Expense Support occurred, the Advisor may seek to recover such Expense Support by giving written notice to the Fund Accounting Agent.  The Fund Accounting Agent shall perform a calculation to determine the extent of the impact on the applicable Fund(s) expenses ratio of honoring the recovery request.  If the Fund Accounting Agent determines that honoring the request will not cause the applicable Fund’s calculated Net Total Annual Operating Expense ratio to exceed 1.75%, then it shall make payment to the Advisor and make appropriate accounting entries into the books and records of the applicable Fund(s).

4.	Expenses not recovered by the Advisor pursuant to Paragraphs 3 above within the time frames set forth therein shall be forfeit and uncollectable by the Advisor.

5.
This Agreement may be terminated by the Board of Trustees at any time upon thirty days written notice delivered to the Adviser, and may be terminated at any time by affirmative vote of a majority of the “Independent” Trustees of the Trust, upon a finding that continuing the Agreement would not be in the best interests of the Trust’s shareholders.  This Agreement may not be terminated by the Adviser.  Upon termination of the Agreement, the Adviser shall have no claim against the Trust or any Fund for the recovery of Expense Supports under Section 3 which have not been made prior to the time of termination.

6.
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

7.
The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

8.	This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

9.
This Agreement shall be construed in accordance with, and governed by, the 1940 Act and the laws of the State of Virginia, without regard to such jurisdiction’s conflict-of-law statutes.  In the even of a conflict between the laws of Virginia and the 1940 Act, the latter shall control.

10.
Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties at the address first set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

AMERICAN PENSION INVESTORS TRUST

By:  _____________________
David D. Basten
Title: President

YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC.

By:  _____________________
David M. Basten
Title:  Director

Schedule 1
American Pension Investors Trust
Portfolios of the Trust Subject to this Agreement
As of _______, 2010

Name of Fund	Share Class	Total Net Annual Fund Operating Expense Ratio
API Efficient Frontier Income Fund	Class A	1.75%

PROXY

API EFFICIENT FRONTIER INCOME FUND CLASS A SHAREHOLDERS ONLY!

Proposal # 1.	Approve the new 12b-1 Plan of Distribution for the Class A shares of the Fund

For                                           Against                                    Abstain

/    /                                           /    /                                           /    /

Signature(s)

All registered owners of account shown to the left must sign.  If signing for a corporation, estate or trust, please indicate your capacity or title.

X

Signature                                                                                                           Date

X

Signature                                                                                                           Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy. On all Items, mark -- For, Against or Abstain.  Then sign, date and return your proxy in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Matthew Miller and John Swhear, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held January 22, 2009, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy.  If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.  The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" the Proposal.